UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2015

Wells Fargo Commercial Mortgage Trust 2015-SG1

(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Société Générale
Liberty Island Group I LLC
Basis Real Estate Capital II, LLC
Natixis Real Estate Capital LLC
Wells Fargo Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-195164-12	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina                                                              28288-1066

(Address of Principal Executive Offices)                                                                                 (ZIP Code)

Registrant’s telephone number, including area code  (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of August 27, 2015, as amended by the Form 8-K/A dated as of August 27, 2015 and filed on November 12, 2015, with respect to Wells Fargo Commercial Mortgage Trust 2015-SG1. The purpose of this amendment is to file the co-lender agreements referred to in Item 8.01 below. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Section 8.  Other Events.

Item 8.01.   Other Events.

The initial holders of the promissory notes evidencing the Patrick Henry Mall Loan Combination (the “Patrick Henry Mall Noteholders”) have entered into a co-lender agreement, dated as of June 30, 2015 (the “Patrick Henry Mall Co-Lender Agreement”), between the Patrick Henry Mall Noteholders, which sets forth the respective rights of each Patrick Henry Mall Noteholder. The Patrick Henry Mall Co-Lender Agreement is attached hereto as Exhibit 99.7.

The initial holders of the promissory notes evidencing the Patriots Park Loan Combination (the “Patriots Park Noteholders”) have entered into a co-lender agreement, dated as of July 14, 2015 (the “Patriots Park Co-Lender Agreement”), between the Patriots Park Noteholders, which sets forth the respective rights of each Patriots Park Noteholder. The Patriots Park Co-Lender Agreement is attached hereto as Exhibit 99.8.

Section 9.   Financial Statements and Exhibits.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.
99.7	Co-Lender Agreement, dated as of June 30, 2015, between Liberty Island Group I LLC, as note A-1 holder, Societe Generale, as note A-2 holder, and Societe Generale, as note A-3 holder, relating to the Patrick Henry Mall Loan Combination.

99.8	Co-Lender Agreement, dated as of July 14, 2015, between Wilmington Trust, National Association, as Trustee for the benefit of the Holders of Wells Fargo Commercial Mortgage Trust 2015-NXS1, Commercial Mortgage Pass-Through Certificate, Series 2015-NXS1, as note A-1 holder, Natixis Real Estate Capital LLC, as note A-2 holder, Wilmington Trust, National Association as Trustee for the benefit of the Holders of COMM 2015-CCRE22 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as note A-3 holder and Natixis Real Estate Capital LLC, as note A-4 holder, relating to the Patriots Park Loan Combination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra Title: President

Date:  March 1, 2016

Exhibit Index

Exhibit No.	Description

99.7	Co-Lender Agreement, dated as of June 30, 2015, between Liberty Island Group I LLC, as note A-1 holder, Societe Generale, as note A-2 holder, and Societe Generale, as note A-3 holder, relating to the Patrick Henry Mall Loan Combination.

99.8	Co-Lender Agreement, dated as of July 14, 2015, between Wilmington Trust, National Association, as Trustee for the benefit of the Holders of Wells Fargo Commercial Mortgage Trust 2015-NXS1, Commercial Mortgage Pass-Through Certificate, Series 2015-NXS1, as note A-1 holder, Natixis Real Estate Capital LLC, as note A-2 holder, Wilmington Trust, National Association as Trustee for the benefit of the Holders of COMM 2015-CCRE22 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as note A-3 holder and Natixis Real Estate Capital LLC, as note A-4 holder, relating to the Patriots Park Loan Combination.